UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2005

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

          New York                    1-9493                      13-5670050
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

          105 Corporate Park Drive
           White Plains, New York                               10604
  (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.   Entry into a Material Definitive Agreement.

     On April 26, 2005, the Board of Directors of Paxar Corporation (the "Company") approved and on April 28, 2005 the Company executed, a Change of Control Employment Agreement (the Agreement") with Robert van der Merwe, President and Chief Executive Officer of the Company. The Agreement becomes effective only in the event of a change of control, as defined in the Agreement, and is for an initial three year period which is extended automatically at the end of each year for an additional year unless the Company delivers written notice to Mr. van der Merwe at least sixty (60) days prior to the annual renewal date that the Agreement will not be extended.

     Pursuant to the terms of the Agreement, in the event that there is a change of control of the Company and the Company either terminates Mr. van der Merwe's employment without cause within three years after the change of control, or he terminates his employment with the Company for good reason during that period, Mr. van der Merwe will be entitled to (i) not less than 2.99 times the sum of his annual base salary and the bonus that he would have earned, assuming that the Company achieved 100% of the criteria for a bonus payment during the year of termination, (ii) continued health insurance benefits and (iii) outplacement services.

     This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Agreement, included as Exhibit
10.1 to this Form 8-K. Exhibit 10.1 is incorporated by reference into this Item 1.01.

Item 9.01    Financial Statements and Exhibits.

Exhibit 10.1 Change of Control Employment Agreement, dated as of April 26, 2005, between the Company and Robert van der Merwe.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAXAR CORPORATION
                                             (Registrant)


Date: April 29, 2005                         By: /s/ Robert Stone
                                                 -------------------------------
                                                 Robert Stone
                                                 Vice President, General Counsel
                                                 and Secretary

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                                  Exhibit Index


Exhibit No.    Description
-----------    -----------
   10.1        Change of Control Employment Agreement, dated as of April 26,
               2005, between the Company and Robert van der Merwe.